# ADDENDUM #5

AGREEMENT made this 11th day of June, 2014, between REGENCY PARK CORPORATION, INCORPORATED, a North Carolina corporation having its principal place of business in Cary, North Carolina (the "Landlord"), and CICERO, INC., a Delaware corporation, successor by merger to the interests of Level 8 Systems Inc. a Delaware corporation (hereinafter referred to as the "Original Tenant") having its principal place of business in Princeton, New Jersey (Cicero, Inc. being hereinafter referred to as the "Tenant").

**WITNESSETH:**

WHEREAS, the Landlord and Original Tenant entered into a written Lease Agreement dated November 07, 2003, as amended by Addendum #1 dated July 07, 2005; as amended by Addendum #2 dated January 31, 2007; as amended by Addendum #3 dated August 16, 2007, as amended by Landlord letter dated February 01, 2008 and as amended by Addendum #4 dated July 21, 2010 (herein collectively called the "Lease"), whereby the Landlord leased Premises to the Original Tenant in 8000 Regency Parkway, Suite 542, Cary, North Carolina (herein called the "Building");

WHEREAS, The Tenant wishes and Landlord agrees to extend the Lease Term for a further Four (4) Years and Three (3) Months through and including October 31, 2018;

NOW, THEREFORE, it is hereby mutually agreed as follows:

1. The Term of the Lease shall be extended through and including October 31, 2018.

2. The Annual Rental due under Article 2.01 ANNUAL RENTAL of the Lease Agreement shall be abated One Hundred percent (100%) being Zero and 00/100 Dollars ($0.00) payable in equal monthly installments of Zero and 00/100 Dollars ($0.00) in advance, on or before the first day of each calendar month, commencing August 01, 2014, through and including October 31, 2014.

   The Annual Rental shall be One Hundred One Thousand Five Hundred Sixty-Six and 08/100 Dollars ($101,566.08) payable in equal monthly installments of Eight Thousand Four Hundred Sixty-Three and 84/100 Dollars ($8,463.84) in advance, on or before the first day of each calendar month, commencing November 01, 2014, through and including July 31, 2015.

   The Annual Rental shall be One Hundred Two Thousand Five Hundred Twenty-Three and 32/100 Dollars ($102,523.32) payable in equal monthly installments of Eight Thousand Five Hundred Forty-Three and 61/100 Dollars ($8,543.61) in advance, on or before the first day of each calendar month, commencing August 01, 2015, through and including July 31, 2016.

   The Annual Rental shall be One Hundred Four Thousand Five Hundred Thirty-Eight and 48/100 Dollars ($104,538.48) payable in equal monthly installments of Eight Thousand Seven Hundred Eleven and 54/100 Dollars ($8,711.54) in advance, on or before the first day of each calendar month, commencing August 01, 2016, through and including July 31, 2017.

   The Annual Rental shall be One Hundred Six Thousand Eight Hundred Five and 64/100 Dollars ($106,805.64) payable in equal monthly installments of Eight Thousand Nine Hundred and 47/100 Dollars ($8,900.47) in advance, on or before the first day of each calendar month, commencing August 01, 2017, through and including July 31, 2018.

   The Annual Rental shall be One Hundred Eight Thousand Three Hundred Seventeen and 04/100 Dollars ($108,317.04) payable in equal monthly installments of Nine Thousand Twenty-Six and 42/100 Dollars ($9,026.42) in advance, on or before the first day of each calendar month, commencing August 01, 2018, through and including October 31, 2018.

or approval by anyone, including, but not limited to, any mortgagee. Landlord and Tenant shall deliver each to the other promptly upon request all documents reasonably requested by the other to evidence such authority.

5. Except as herein modified, the Lease and its Addendum shall continue in full force and effect.

IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto as of the day and year first above written.

REGENCY PARK CORPORATION, INCORPORATED
Landlord

(Corporate Seal)

By: ______________________
Eric M. Salomon
Vice President

ATTEST:

______________________
Assistant Secretary

Cicero, Inc.
Tenant

(Corporate Seal)

By: ______________________

Title: CEO

ATTEST/WITNESS:

Rachel Wendel
______________________